Risk Management_Sensitivity Analysis of Market Risk (Details)	12 Months Ended
Dec. 31, 2019
Sensitivity analysis for market risk [Abstract]
Methods used in preparing sensitivity analysis reflecting interdependencies between risk variables	The Group uses both a standard-based and an internal model-based approach to measure market risk. The standard-based approach is used to calculate individual market risk of owned capital while the internal model-based approach is used to calculate general capital market risk and managing internal risk. The Value at Risk (VaR) methodology is used to manage and measure market risk. For non-trading sectors of the Bank, consolidated trusts and subsidiaries of the Bank, the risk is managed and measured by Change In NII (change in Net Interest Income) and Change In EVE (change in Economic Value of Equity) through NII (Net Interest Income) and NPV (Net Present Value) simulation, and for the remaining subsidiaries, the risk is managed and measured with interest rate EaR(Earning at Risk, maximum of the expected change for profit or loss) and interest rate VaR that are in accordance with BIS Framework.
Limitations that may result in information not fully reflecting fair value of assets and liabilities involved	Woori Bank, a subsidiary of the Group, uses the internal model approved by the Financial Supervisory Service to measure the VaR using the Historical Simulation Method based on a 99% confidence level and a 10-day retention period, and calculates the required capital risk for calculating the BIS ratio. For internal management purposes, limit management is performed on a daily basis measuring VaR based on a 99% confidence and 1 day retention period. In addition, Woori Bank perform a daily verification that compares VaR measurement and profit and loss to verify the suitability of the model.
Methods and assumptions used in preparing sensitivity analysis	Woori Bank, a subsidiary of the Group, uses the internal model approved by the Financial Supervisory Service to measure the VaR using the Historical Simulation Method based on a 99% confidence level and a 10-day retention period, and calculates the required capital risk for calculating the BIS ratio. NII is primarily an indicator of changes in profit from short-term changes in interest rates and is measured by deducting the interest expenses on the liability from the interest income from the asset. NPV is primarily an indicator of the risk of an economic value perspective resulting from unfavorable changes in interest rates and is measured by subtracting the present value of the liability from the present value of the asset. Change In NII represents a change in net interest income that may occur over a certain period (e.g., 1 year) due to unfavorable changes in interest rates, and Change In EVE indicates the economic value changes in equity capital that could be caused by changes in interest rates affecting the present value of asset, liabilities, and others. The interest rate EaR represents the maximum amount of decrease in net interest income that could result from unfavorable changes in interest rate over a certain period (e.g., 1 year), and the interest rate VaR represents the maximum expected loss that indicates how much net asset value can decrease at present or in the future due to unfavorable changes in interest rates.